                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 11, 2007 (December 5, 2007)

                              AETHLON MEDICAL, INC.
               (Exact name of Registrant as specified in charter)


          Nevada                     000-21846                  13-3632859
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

                       3030 Bunker Hill Street, Suite 4000
                           San Diego, California 92109
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 459-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

FORWARD LOOKING STATEMENTS

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 5, 2007, Aethlon Medical, Inc. (the "Registrant") entered into a Subscription Agreement among the Registrant and two accredited investors (the "Purchasers") pursuant to which the Registrant issued and sold promissory notes in the principal amount of $495,000 and three-year warrants to purchase an aggregate of 1,485,000 shares of the Registrant's common stock at an exercise price of $0.50 per share. The promissory notes bear interest compounded monthly at the annual rate of eight percent (8%) and mature on September 5, 2008. The aggregate gross proceeds to the Registrant were $450,000.

      Pursuant to the Subscription Agreement, the Registrant granted registration rights to the Purchasers as follows: the Registrant shall file with the Commission a registration statement to register on behalf of the Purchasers the shares of common stock underlying the warrants within 60 calendar days of the closing date, and cause the registration statement to be declared effective no later than 180 calendar days after the closing date. If the registration statement is not effective by that date, then the Registrant shall pay to the Purchaser in cash an amount equal to 2% of the principal amount of the notes issued on the closing date for each 30 days in which the registration is late in becoming effective.

      The foregoing description of the Subscription Agreement, the promissory notes and the warrants does not purport to be complete and is qualified in its entirety by the form of warrant attached hereto as Exhibit 4.1, the form of Subscription Agreement attached hereto as Exhibit 10.1, and the form of promissory note attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES

      The information set forth in Item 1.01 is hereby incorporated into this
Item 3.02. The promissory notes and warrants issued in connection with the Subscription Agreement were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Each Purchaser represented to the Registrant that such Purchaser was an "accredited investor" as such term is defined under Regulation D and the offering did not involve any form of general solicitation or general advertising.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

      Effective December 5, 2007, Mr. James W. Dorst resigned as the Chief Financial Officer of the Registrant.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Item No.        Description
--------        -----------

4.1             Form of Class C Common Stock Purchase Warrant
10.1            Form of Subscription Agreement
10.2            Form of Promissory Note

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2007

                                        AETHLON MEDICAL, INC.

                                        By: /s/ James A. Joyce
                                           --------------------------
                                        James A. Joyce
                                        Chief Executive Officer